Morgan Stanley Financials Conference June 11, 2019 Don McCree Vice Chairman, Head of Commercial Banking Exhibit 99.1

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The tables in the appendix present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. Forward-looking statements and use of key performance metrics and non-GAAP financial measures

Strong franchise with leading positions in attractive markets(1) Assets $161.3 Rank #13 Loans $117.6 Rank #11 Deposits $123.9 Rank #11 Footprint GDP above national average Personal consumption 43% higher than the national average Higher percentage of individuals with 4-year degrees or higher Higher percentage of households with income of $100K or above Top 5 deposit market share in 9 of our 10 largest MSAs(2) 83% of deposits in markets where we have top 5 position #2 deposit market share in New England(3) Top 5 rank in HELOC in 9/9 markets(4) #6 Overall Middle Market lead/joint lead bookrunner(5) Franchise highlights $s Billions See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. CFG non-branch location CFG branch location CFG Corporate Headquarters - Providence, RI Deposits from all 50 states Attractive footprint with large mass-affluent and affluent segments

Diversified and balanced business model(1) Commercial Coverage Commercial & Industrial Banking Commercial Real Estate Industry corporate finance and verticals Sponsor coverage Capabilities Loans and Deposits Capital Markets Global Markets - FX & IRP M&A Advisory Treasury Solutions Equipment & Asset Based Lending Deposits $123.9 billion(3) Loans and Leases $117.6 billion(3) Consumer Commercial Consumer In Footprint Retail Deposit Services Mobile/Online Banking Mortgage(2) Home Equity Loans/Lines Wealth Management Business Banking Card/PERL(2) National Citizens Access® Auto Education Finance Card/Unsecured See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Commercial Banking - Key messages Commercial Banking is well-positioned for continued growth and improving returns Continue to serve core clients as trusted advisor through broadened capabilities, superior idea generation and execution, and service excellence Substantial progress towards enhancing the core franchise Continuing to build a well-rounded corporate finance capability Selectively expanding regional coverage model Focused on building meaningful lead relationships with clients Enhancing fee income capabilities organically and through bolt-on acquisitions to improve returns Driving integrated delivery to leverage and expand existing relationships via value-added ideas Continuously improving client-service model Utilizing Tapping Our Potential (“TOP”) & Balance Sheet Optimization (“BSO”) programs to drive efficiencies & improve returns

Commercial Banking – Solid track record of delivering growth $s in billions Driving revenue improvement Results reflect continued investment in talent, enhanced products & advisory capabilities Strong loan growth(1) ~10% CAGR Noninterest income See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Solid deposit growth ~7%+ CAGR ~9%+ CAGR ~9%+ CAGR

Commercial Banking – Made consistent progress broadening capabilities

Enhanced coverage model, expanded geographic reach & solution sets, strengthening fee income with integrated approach

Enhanced coverage model & expansion strategy

Delivering strong client acquisition and loan growth

~50+ New bankers since 2015

↑ ~50% Net new clients since 2015

Expanded geographic reach & solution sets

Growth in mid-corporate client base driven by geographic expansion

Significantly deepening relationships and solutions sets for core middle market clients

Built out a strong corporate finance advisory model with deep expertise in multiple industries

Strengthened fee income capabilities with integrated approach

Gaining share, posting wins vs. mega-banks

Robust FX and interest rate capabilities

Multiple-products cross sold to our clients ~70%

M&A advisory professionals 60+

Citizens Financial Group, Inc.

7

Building out strong coverage model and integrated solutions

Regional coverage model with local presence leverages robust product capabilities and deep expertise with a focus on trusted advisor status

Clients

~2,700 middle market

~1,100 mid-corporate

~50+ sponsors

Northeast

New York - Metro

Mid-Atlantic

Midwest

Southeast

Industry Verticals, sponsor coverage, corporate finance expertise nationwide
Senior bankers across various industry sub-sectors

Debt Capital Markets

Mergers & Acquisitions

Global Markets FX & IRP

Restructuring & ABL

Wealth Management

Treasury Solutions

Committed to achieving trusted advisor status

Citizens Financial Group, Inc.

8

Corporate finance & advisory platform focused primarily on the upper end of middle market Broadening capabilities and strengthening execution to augment trusted advisor status Mergers & Acquisitions Debt Capital Markets 50+ professionals providing advice and execution capabilities for clients Global Markets 25+ professionals delivering currency, interest rate, and commodity risk management solutions 60+ professionals providing M&A, capital raising and other advisory services to middle market companies across a focused set of industry verticals Pre-IPO/2015 2016 2017 2019+ 2018 Active bond underwriting Fixed income sales and trading M&A – acquired Bowstring Enhanced cash mgmt. capabilities Real time payments Broker/Dealer approved Passive bond underwriting Passive equity underwriting Debt syndications Loan sales and trading Interest rate products FX capabilities Sponsor coverage Lifecycle finance M&A – acquired Western Reserve FX options hedging Corporate finance industry teams Commodities hedging

Continuing to grow relationships in Global and Capital Markets

$s in millions

Continued progress in diversifying fee income

Lead relationship growth[1]


~20% CAGR
122
149
192
210
2015
2016
2017
2018

Capital & Global Markets fee income


~17% CAGR
$180
$224
$289
$289
2015
2016
2017
2018
FX
IRP
Capital Markets

Highlights

- Record 1Q19 capital markets fees up ~210% and record FX & IRP revenue up ~45% since 4Q15
- Record lead/joint lead loan syndications transactions in 2018, up 72% from 2015
  - #6 overall middle market loan syndications bookrunner[2]
  - #3 sponsored middle market bookrunner[2]
- ~73% of lead/joint lead clients cross-sold Treasury Solutions products from 2015-2018
- More than doubled increase in interest rate product lead deal revenue since 2016
- Significantly expanded M&A business

See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.
10

Enhancing Treasury Solutions capabilities

$s in millions

Enhanced focus on digital experience, product upgrades, sales effectiveness & client service

Treasury Solutions Commercial Banking fees(1)



~7% CAGR
$115
$128
$135
$140
2015
2016
2017
2018
Cash management
Cards
CAGR
~18%
~4%

Named best Treasury & Cash Management provider for Northeast, Mid-Atlantic & Midwest(2)

Highlights

- Investments continue to drive momentum
  - Re-platforming online channel, accessOptima™, to meet evolving client needs with a simplified interface and more real-time information
  - Improving suite of capabilities with Real-Time Payments, integrated payables and receivables, and Liquidity Portal
  - Focusing on differentiated deposit capabilities with tailored offerings for specific sectors

See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

11

Building FinTech partnerships and gaining industry recognition Recognition Partnerships End-to-end workflow tool to improve speed of customer onboarding and collaboration Trade-finance solution to enable corporate clients to digitize traditionally paper based processes Launched Electronic Bill Presentment and Payment, a new digital payment system Best Treasury and Cash Management Bank(2) Overall Satisfaction Top-2 box score 95%(1) Foreign FiX online newsletter won 5 awards(3) See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Commercial Banking initiatives help drive enterprise performance

Tapping Our Potential ("TOP") revenue & efficiency initiatives

- Continued expansion into growth markets
- Build-out fee income & broader capabilities: expanded sales and trading, targeted industry verticals, M&A advisory
- Customer journeys, e.g., payments experience
- Lean/process improvement focused on underwriting and portfolio management

Innovation drives efficiency and enhanced delivery

- Implemented new concierge service model; 4.7/5 client satisfaction score with net promoter score of 63[1]
- Streamlined processes to self-fund client experience investments
- Upgraded sales technology platform to increase sales effectiveness & efficiency
- Improved on-boarding processes via customer journey redesign; leveraging new tools & FinTechs
- Re-engineered end-to-end commercial credit processes

Improved Commercial Banking efficiency ratio of ~40%, down 514 basis points from 2015[2]

See pages 20 & 21 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.™
13

Commercial Banking initiatives help drive enterprise performance Loan portfolio Reposition/optimize loan mix across categories Recycle capital with a focus on deepening relationships Prudently grow Exit low-return relationships Continue to reposition Asset Finance Review undrawn exposures for size & pricing Deposits Optimize deposit mix with a focus on lower-cost categories. Focus on operational deposits & further enhance product suite Dedicated liquidity-specialist team focused on growing client deposits Upgraded escrow platform & added specialized resources Piloting upgraded Cash Management platform Balance Sheet Optimization (“BSO”)

Diversified portfolio with strong credit performance

$s in billions

Highly granular and diversified portfolio

1Q19 $56.9 billion core commercial portfolio by Industry Sector(1)



Real Estate and Rental and Leasing 22%
Finance and Insurance 9%
Accommodation and Food Services 7%
Health, Pharma, Social Assistance 6%
Wholesale Trade 6%
Information 5%
Professional, Scientific, and Technical Services 5%
Retail Trade 4%
Metals & Mining 4%
Other Manufacturing 4%
Oil & Gas 4%
Transportation and Warehousing 3%
Other Services 3%
Admin and Waste Mgmt 3%
Consumer Products Mfg 2%
Computer & Electrical Equip. Appl. 2%
Educational Services 2%
Automotive 2%
Arts, Entertainment, and Recreation 2%
All Others 5%

CFG vs. Peers(2)

Commercial NCO%



0.2% 0.1% 0.2% 0.2% 0.2%
0.0% 0.1% 0.2% 0.1% 0.1%
1Q18
2Q18
3Q18
4Q18
1Q19

Commercial NPL%



0.6% 0.6% 0.5% 0.5% 0.5%
0.5% 0.5% 0.5% 0.4% 0.4%
1Q18
2Q18
3Q18
4Q18
1Q19

CFG — Peers

Improving criticized asset trend



~20% improvement
$3.5
$2.8
1Q18
1Q19

- Criticized ratio of 4.8% improved ~110 bps vs. peer average
- Sectors that showed greatest improvement include CRE, accommodations and food services, and retail trade

See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

15

Continued prudent credit discipline and portfolio management

$s in billions

Core commercial portfolio risk-ratings improved YoY(1)



$52.3
$56.9
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
15%
45%
37%
3%
15%
42%
40%
+3% YoY
1Q18
1Q19

Highlights

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection, especially in sponsor and CRE
  - Granular sponsor finance hold positions, with an average outstanding of ~$11 million
  - Not chasing volume, passing on many deals
- Continue to gain share in mid-corporate segment with generally higher ratings
- 2018 stressed losses in line with peer median
  - Future CCAR stressed loss results expected to improve due to better alignment in ratings from overly conservative RBS rating methodology
- Remain underweight CRE vs. peers by ~3 points
- 80% of the CRE portfolio is project-secured
  - ~60% represented by income-producing projects
  - ~15% REITs, with a particular focus on mid-caps

See page 20 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

16

Commercial Banking – Solid track record of delivering enhanced returns & efficiency(1) $s in millions Commercial Banking net income & efficiency ratio Net income ~17% CAGR Efficiency Ratio â 514 bps Return on average tangible assets á 42 bps See pages 20 & 21 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Commercial Banking - Key messages Strong franchise covering attractive markets Continuing to grow attractive risk-adjusted return portfolios and controlling deposit costs Credit quality and key coverage metrics remain strong Continued good progress across the board in delivering strategic initiatives Broadening our capabilities and enhancing technology platforms; delivering in an efficient and client-centric manner, optimizing the balance sheet and driving fee income Continuing to build a well-rounded corporate finance capability Selectively expanding our regional coverage model Focused on building meaningful lead relationships with clients Enhancing our fee income capabilities to improve returns Deepening core client relationships with enhanced advisory capabilities Continuously improving our client-service model Competing effectively against mega-banks and regional peers Record 1Q19 fees in Capital Markets and FX/IRP Continuing to invest to drive improving efficiencies & returns On track to deliver well for all stakeholders in 2019

Appendix / Notes, Key performance metrics, Non-GAAP financial measures and reconciliations

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

1Q19 after-tax notable items include the $4 million after-tax impact of notable items primarily tied to the integration of Franklin American Mortgage Company ("FAMC"). 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP V efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration. 4Q17 after-tax notable items reflect a $10 million gain on a TDR portfolio sale offset by $11 million of other notable items ("TDR Transaction II") and a $331 million benefit relating to the December 2017 Tax Legislation, partially offset by $13 million of other notable items. Full- year 2017 notable items also include the 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable. References to loan and deposit growth are on an average basis unless otherwise noted.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Any mention of EPS refers to diluted EPS.

Notes on slide 3 - Strong franchise with leading positions in attractive markets
1. Period-end balances as of March 31, 2019, loan balances exclude loans held for sale. Ranking based on 4Q18 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
2. Source: FDIC, June 2018. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3. Source: FDIC June 2018 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions.
4. According to Equifax; origination volume as of 1Q19.
5. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 4Q18 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

Notes on slide 4 - Diversified and balanced business model
1. Period-end balances as of March 31, 2019.
2. Includes select originations outside the traditional branch banking footprint.
3. Consumer/Commercial deposit and loan mix percentages exclude non-core loans and leases of $2.3 billion and deposits of $7.8 billion in Other.

Notes on slide 6 - Commercial Banking - Solid track record of delivering growth
1. Includes Business Capital, Government & Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin. Loan growth includes 3Q16 Asset Finance portfolio loan and lease transfer of $1.2 billion to the non-core portfolio. Includes Commercial card loans of: 2015, $158; 2016, $172; 2017, $206 & 2018 $242 million average balances, respectively.

Notes on slide 10 - Continuing to grow relationships in Global and Capital Markets
1. Lead left and Joint Lead Arranger Transactions.
2. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 4Q18 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

Notes on slide 11 - Enhancing Treasury Solutions capabilities
1. Cash Management includes Trade Fees. Cards includes Sponsorship Management. Excludes Standby Letters of Credit not included in Treasury Solutions prior to 2016.
2. Global Finance awarded Citizens Bank 2018 Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic and Midwest regions.

Notes on slide 12 - Building FinTech partnerships and gaining industry recognition
1. Barlow Research 2018 Voice of the Customer Survey (Top 2 Box score).
2. Citizens Bank awarded Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic and Midwest regions.
3. IAC is the Internet Advertising Competition. The Gold award from the Financial Communications Society is for B2B Digital Media: App & Tools category.

Notes on slide 13 - Commercial Banking initiatives help drive enterprise performance
1. Barlow: Barlow Research normative data based on the National Business Banking Study for 2018. Norms based on respondents' experience with a large primary bank (>$50B in assets). Normative data category: Middle Market ($25MM-<$500MM annual sales volume).
2. See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 15 - Diversified portfolio with strong credit performance
1. By sector NAICS code.
2. Source: SNL Financial. Product view - regulatory reporting basis. Peer banks include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. NPL% equals nonaccrual loans plus 90+ days past due and still-accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.

Notes on slide 16 - Continued prudent credit discipline and portfolio management
1. Source: Company data. Portfolio balances and credit quality data as of March 31, 2019 as applicable. Risk ratings represent bond-equivalent ratings of borrowers based on CFG's internal probability of default risk ratings.

Notes on slide 17 - Commercial Banking - Solid track record of delivering enhanced returns & efficiency
1. See above note on key performance metrics and non-GAAP financial measures.

20

Key performance metrics, Non-GAAP financial measures and reconciliations – Commercial Banking $s in millions, except share, per share and ratio data